UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 15, 2013

Taylor Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35749	36-4108550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 653-7978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 15, 2013, MB Financial, Inc. (“MB Financial”) and Taylor Capital Group, Inc. (“Taylor Capital”) issued a joint press release announcing the execution of an Agreement and Plan of Merger between MB Financial and Taylor Capital.  A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  In addition, on July 15, 2013, MB Financial and Taylor Capital intend to provide supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors.  A copy of the slides that will be made available in connection with the analyst and investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are filed herewith:

99.1                        Joint Press Release, dated July 15, 2013, issued by MB Financial, Inc. and Taylor Capital Group, Inc.

99.2                        Investor Presentation, dated July 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2013

TAYLOR CAPITAL GROUP, INC.

/s/ Brian T. Black
	By:	Brian T. Black
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release, dated July 15, 2013, issued by MB Financial, Inc. and Taylor Capital Group, Inc.

99.2	Investor Presentation, dated July 15, 2013.